Annual Report

December 31, 2002

T. Rowe Price
Prime Reserve Portfolio

Dear Investor

Money market securities generated low returns in the 6- and 12-month periods ended December 31, 2002. Interest rates fell to historic lows as a faltering economic recovery, corporate accounting scandals, severe declines in stock prices, and fear of war with Iraq increased demand for relatively safe fixed-income securities.

Economy and Interest Rates

  In the wake of the September 11, 2001, terrorist attacks, the economy was clearly in a recession. Unemployment was rising, industrial production was falling, and gross domestic product (GDP) growth was negative. In response, the Federal Reserve opened the monetary spigot and slashed the federal funds target rate to 1.25%, the final move being a 50-basis-point reduction on November 6. (One basis point equals 0.01%.) Money market rates dwindled in response.

Interest Rate Levels

                                     6-Month                  90-Day          Federal Funds
                               Treasury Bill           Treasury Bill            Target Rate
  -------------------------------------------------------------

  12/31/2001                            1.79                    1.72                   1.75
  01/31/2002                            1.90                    1.75                   1.75
  02/28/2002                            1.86                    1.75                   1.75
  03/31/2002                            2.10                    1.78                   1.75
  04/30/2002                            1.89                    1.76                   1.75
  05/31/2002                            1.88                    1.72                   1.75
  06/30/2002                            1.74                    1.68                   1.75
  07/31/2002                            1.68                    1.69                   1.75
  08/31/2002                            1.66                    1.67                   1.75
  09/30/2002                            1.50                    1.55                   1.75
  10/31/2002                            1.41                    1.45                   1.75
  11/30/2002                            1.28                    1.21                   1.25
  12/31/2002                            1.20                    1.19                   1.25
  ------------------------------------------------------------

  Over the course of the year, consumer and business measures suggested that the economy was responding to the Fed's medicine, though progress was halting at best. Corporate accounting scandals, lackluster earnings growth, falling stock prices, and an unfriendly corporate financing environment all acted to undermine confidence. Growing fears of a military conflict with Iraq contributed to the economic and stock market uncertainty. Because inflation remained subdued, the Federal Reserve maintained its relatively accommodative monetary stance.

Performance and Strategy

  Reflecting the low level of money market rates (which closely track the fed funds rate), your fund returned 0.66% and 1.47% in the 6- and 12-month periods ended December 31, 2002, respectively. The fund surpassed its Lipper benchmark in both periods. Our interest rate positioning benefited results, and below-average expenses were also a factor. Also of benefit to investors was our focus on money market instruments with high credit quality in a period of deteriorating credit quality for many companies - particularly energy and telecommunications firms.

  Performance Comparison

  Periods Ended 12/31/02                         6 Months              12 Months
  ------------------------------------------------------------
  Prime Reserve Portfolio                           0.66%                  1.47%

  Lipper Variable Annuity
  Underlying Money Market
  Funds Average                                      0.60                   1.30

  In the second half of the fund's fiscal year, we kept the portfolio's weighted average maturity neutral relative to the average money market fund because of economic, stock market, and geopolitical uncertainties. Specifically, our objective was to keep the average maturity no more than five days longer and no less than five days shorter than that of our typical competitor. At the end of December, the average maturity was only modestly changed from six months ago.

Security Diversification

                                                  Percent of          Percent of
                                                  Net Assets          Net Assets
                                                  6/30/02             12/31/02
--------------------------------------------------------------------
U.S. Negotiable Bank Notes -% 2%

Certificates of Deposit                             24                    17

  Domestic Negotiable CDs                            2                     2

  U.S. Dollar-Denominated Foreign
  Negotiable CDs/Bank Notes                         22                    15

Commercial Paper and Medium-
Term Notes                                          77                    82

  Asset-Backed                                      37                    35

  Banking                                           16                    19

  Miscellaneous                                      -                     6

  Insurance                                          3                     5

  Retail                                             -                     3

  All Other                                         18                    12

  U.S. Government and Agencies                       -                     1

  Foreign Governments and
  Municipalities                                     3                     1

Other Assets Less Liabilities                       -1                    -1

Total                                              100%                  100%
--------------------------------------------------------------------
Fixed-Rate Obligations                              92%                   91%

Floating-Rate Obligations                            8                     9

  There was little difference between short-term and long-term money market yields during most of the period, but at times, very short rates were higher than six-month and one-year rates. In this environment, we opted to concentrate our investments in three-month maturities (a "bullet" portfolio structure) rather than emphasize one-month and one-year securities (a "barbell").

  The fund's assets were invested primarily in commercial paper, medium-term notes, and CDs at the end of November. Most of our holdings were fixed-rate investments; floating-rate instruments represented less than 10% of fund assets. We also added a small position in money market securities issued by government-sponsored enterprises, which were responsible for the bulk of new supply in the last six months.

Outlook

  The Federal Reserve is likely to keep monetary policy accommodative until concrete signs of a sustained economic recovery emerge. Short-term rates are unlikely to fall further, but they could remain at current levels for the next six to 12 months. Given this environment, money market returns are expected to remain low but relatively stable.

  Respectfully submitted,

  James M. McDonald
  Chairman of the Investment Advisory Committee
  January 21, 2003

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.

Portfolio Highlights

Key Statistics

                                                                Periods
                                                                  Ended
                                                               12/31/02
--------------------------------------------------------------------
Price Per Share                                                  $1.00

Dividend Per Share
  6 months                                                       0.007

  12 months                                                      0.015

Dividend Yield (7-Day Simple) *                                   1.04%

Weighted Average Maturity (days)                                    60

Weighted Average Quality **                                 First Tier
--------------------------------------------------------------------
*Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the periods.

**All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Note: A money fund's yield more closely reflects its current earnings than the total return.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Prime Reserve Portfolio

                            Lipper Variable Annuity Underlying                Prime Reserve
                                    Money Market Funds Average                    Portfolio

12/31/96                                                10,000                       10,000
12/31/97                                                10,518                       10,533
12/31/98                                                11,057                       11,090
12/31/99                                                11,586                       11,632
12/31/00                                                12,282                       12,342
12/31/01                                                12,746                       12,837
12/31/02                                                12,917                       13,026

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Prime Reserve Portfolio
Periods Ended 12/31/02
                                                             Since     Inception
-----------------------------------------------------------------
1 Year              3 Years           5 Years            Inception          Date

1.47%                 3.84%             4.34%                4.50%      12/31/96

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price Prime Reserve Portfolio

                                            For a share outstanding throughout each period
                                        ------------------------------------------------------
                                      Year
                                     Ended
                                  12/31/02       12/31/01        12/31/00          12/31/99      12/31/98

NET ASSET VALUE

Beginning of period                 $1.000         $1.000          $1.000            $1.000        $1.000

Investment activities
  Net investment
  income (loss)                      0.015          0.039           0.059             0.048         0.052

Distributions
  Net investment income            (0.015)        (0.039)         (0.059)           (0.048)       (0.052)

NET ASSET VALUE
End of period                       $1.000         $1.000          $1.000            $1.000        $1.000
                                    ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)                1.47%          4.01%           6.10%             4.89%         5.29%

Ratio of total expenses to
average net assets                   0.55%          0.55%           0.55%             0.55%         0.55%

Ratio of net investment
income (loss) to average
net assets                           1.47%          3.88%           5.93%             4.79%         5.12%

Net assets, end of period
(in thousands)                     $25,628        $26,002         $21,877           $19,745       $16,119

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
December 31, 2002
                                                                             Par                  Value
                                                                                    In thousands
BANK NOTES 3.9%

American Express Centurion Bank
    1.4225%, 7/11/03                                                        $500                   $500

National City Bank of Indiana
    1.52%, 3/6/03                                                            500                    500

Total Bank Notes (Cost $1,000)                                                                    1,000

CERTIFICATES OF DEPOSIT 13.5%

Abbey National Treasury Services
    1.32%, 9/23/03                                                           500                    500

Bank of Nova Scotia
    1.76%, 3/11/03                                                           500                    500

BNP Paribas
    1.60%, 3/3/03                                                            100                    100

    2.38%, 1/16/03                                                           500                    500

Deutsche Bank, 2.375%, 2/18/03                                               250                    250

San Paolo Imi Spa
    2.00%, 3/25/03                                                           400                    400

Toronto-Dominion Bank
    1.755%, 1/27/03                                                          400                    400

Westdeutsche Landesbank
    2.30%, 1/16/03                                                           300                    300

Wilmington Trust, 1.78%, 1/31/03                                             500                    500

Total Certificates of Deposit (Cost $3,450)                                                       3,450

COMMERCIAL PAPER 74.7%

Alpine Securitization, 4(2)
    1.34%, 1/17/03                                                           600                    600

Atlantic Asset Securitization, 4(2)
    1.80%, 1/10/03                                                           500                    500

AWB Finance Limited, 4(2)
    1.34%, 3/11/03                                                           500                    499

Bavaria TRR, 4(2), 1.83%, 1/17/03                                            600                    599

BP America
    1.32%, 3/27/03                                                           200                    199

    1.33%, 3/26/03                                                           200                    200

CBA (Delaware) Finance
    1.30%, 3/19/03                                                           250                    249

    1.32%, 2/25/03                                                           150                    150

CDC Commercial Paper, 4(2)
    1.33%, 1/8/03                                                            350                    350

Ciesco L.P., 1.22%, 1/2/03                                                   253                    253

                                                                             Par                  Value
                                                                                   In thousands
Citibank Credit Card
  Issuance Trust, 4(2)
    1.32%, 1/29/03                                                          $900                   $899

Corporate Receivables, 4(2)
    1.77%, 1/10/03                                                           850                    850

Danske Corporation
    1.365%, 6/6/03                                                           600                    596

Discover Card Master Trust, 4(2)
    1.35%, 2/14/03                                                           250                    250

Fairway Finance, 4(2)
    1.38%, 5/21/03                                                           500                    497

Falcon Asset Securitization, 4(2)
    1.52%, 3/6/03                                                            500                    499

FCAR Owner Trust
    1.35%, 2/19/03                                                           500                    499

Golden Funding, 1.75%, 2/11/03                                               900                    898

Greyhawk Capital, 4(2)
    1.52%, 1/14/03                                                           900                    899

Leland Stanford Junior
  University of California
    1.35%, 4/3/03                                                            850                    847

MassMutual Funding, 4(2)
    1.32%, 2/11/03                                                           475                    474

MBNA Master Credit Card Trust II
  4(2), 144A
    1.77%, 1/16/03                                                           500                    500

New Center Asset Trust
    1.34%, 2/27/03                                                           600                    599

Novartis Finance, 4(2)
    1.75%, 2/10/03                                                           500                    499

Paccar Financial, 1.70%, 1/10/03                                             500                    500

Paradigm Funding, 1.60%, 1/17/03                                             900                    899

Park Avenue Receivables, 4(2)
    1.78%, 1/15/03                                                           400                    400

Royal Bank of Canada
    1.88%, 2/26/03                                                           500                    498

Svenska Handelsbanken
    1.33%, 4/10/03                                                           500                    498

UBS Finance
    1.32%, 2/18/03                                                           500                    499

    1.35%, 3/26/03                                                           250                    249

Variable Funding Capital, 4(2)
    1.81%, 1/16/03                                                           500                    500

Verizon Global Funding, 4(2)
    1.47%, 3/17/03                                                           300                    300

Statement of Net Assets
T. Rowe Price Prime Reserve Portfolio
December 31, 2002
                                                                             Par                  Value
                                                                    In thousands
Wal-Mart Funding, 4(2)
    1.34%, 2/18/03                                                          $750                   $749

Westdeutsche Landesbank
    1.77%, 1/28/03                                                           400                    400

Westpac Trust Securities
  of New Zealand
    1.33%, 2/13/03                                                           600                    599

Yale University, 1.36%, 2/14/03                                              650                    649

Total Commercial Paper (Cost $19,145)                                                            19,145

MEDIUM-TERM NOTES 8.0%

3M, 144A, 5.674%, 12/12/03                                                   100                    104

AIG Sunamerica Institutional
  Funding II, London
  VR, 1.49%, 12/22/03                                                        250                    250

Alabama Power
  VR, 1.525%, 3/3/03                                                         100                    100

BankBoston, VR, 1.925%, 1/15/03                                              250                    250

GE Capital, VR
    1.45%, 1/17/03                                                           100                    100

    1.464%, 1/9/03                                                           100                    100

John Hancock Global Funding II
  VR, 1.49%, 3/31/03                                                         500                    501

Merrill Lynch
  VR, 1.93%, 4/7/03                                                          100                    100

Morgan Stanley
  VR, 1.54%, 3/10/03                                                         250                    250

Wells Fargo, 4.25%, 8/15/03                                                  300                    305

Total Medium-Term Notes (Cost $2,060)                                                             2,060

                                                                             Par                  Value
                                                                                   In thousands
U.S. GOVERNMENT AGENCIES 1.0%

Federal Home Loan Bank
    1.75%, 12/2/03                                                          $250                   $250

Total U.S. Government Agencies
(Cost $250)                                                                                         250

Total Investments in Securities
101.1% of Net Assets (Cost $25,905)                                                             $25,905

Other Assets Less Liabilities                                                                     (277)

NET ASSETS                                                                                      $25,628
                                                                                                -------
Net Assets Consist of:
Undistributed net realized gain (loss)                                                               $5
Paid-in-capital applicable to 25,622,859
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
of the Corporation authorized                                                                    25,623
                                                                                                -------
NET ASSETS$                                                                                     $25,628
NET ASSET VALUE PER SHARE                                                                         $1.00
                                                                                                -------

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers; the total of such securities at period-end amounts to $604 and represents 2.4% of net assets.

 4(2) Commercial paper exempt from registration under Section 4(2) of the Securities Act of 1933 may be resold in transactions exempt from registration only to dealers in that program or other "accredited investors"; the total of such securities at period-end amounts to $9,864 and represents 38.5% of net assets.

VR Variable Rate

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/02

Investment Income (Loss)
Interest Income                                                             $510

Investment management and administrative expense                             139

Net investment income (loss)                                                 371

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                      $371
                                                                          ------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Prime Reserve Portfolio
In thousands

                                                                       Year
                                                                      Ended
                                                                   12/30/02               12/31/01

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                         $371                   $959

Distributions to shareholders
  Net investment income                                               (371)                  (959)

Capital share transactions *
  Shares sold                                                        24,554                 19,996

  Distributions reinvested                                              370                    956

  Shares redeemed                                                  (25,298)               (16,827)

  Increase (decrease) in net assets
  from capital share transactions                                     (374)                  4,125

Net Assets
Increase (decrease) during period                                     (374)                  4,125

Beginning of period                                                  26,002                 21,877

End of period                                                       $25,628                $26,002
                                                                    ------------------------

*Share information
  Shares sold                                                        24,554                 19,996

  Distributions reinvested                                              370                    956

  Shares redeemed                                                  (25,298)               (16,827)

  Increase (decrease) in shares outstanding                           (374)                  4,125

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Prime Reserve Portfolio
December 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Prime Reserve Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

  Valuation - Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

  Distributions during the year ended December 31, 2002 totaled $371,000 and were characterized as ordinary income for tax purposes. At December 31, 2002, the tax-basis components of net assets were as follows:

  Undistributed ordinary income                                5,000

  Paid-in capital                                         25,623,000

  Net assets                                             $25,628,000
                                                         -----------

  At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $25,905,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund's average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund. At December 31, 2002, $25,000 was payable under the agreement.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and Shareholders of T. Rowe Price Prime Reserve Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
  T. Rowe Price Prime Reserve Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  Baltimore, Maryland
  January 21, 2003

T. Rowe Price Prime Reserve Portfolio

About the Portfolio's Directors and Officers

Your portfolio is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the portfolio's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the portfolio's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)              Principal Occupation(s) During Past 5 Years and
Year Elected*                Directorships of Other Public Companies
-------------------------------------------------------------------------------
Anthony W. Deering           Director, Chairman of the Board, President,
(1/28/45)                    and Chief Executive Officer, The Rouse Company,
1994                         real estate developers
-------------------------------------------------------------------------------
Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an
(1/27/43)                    acquisition and management advisory firm
2001
-------------------------------------------------------------------------------
David K. Fagin               Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                     Golden Star Resources Ltd., and Canyon Resources
2001                         Corp. (5/00 to present); Chairman and President,
                             Nye Corp.
-------------------------------------------------------------------------------
F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates,
(8/22/34)                    Inc., consulting environmental and civil engineers
1994
-------------------------------------------------------------------------------
Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor
(11/16/41)                   Stores Corp., Ameren Corp., Finlay Enterprises,
2001                         Inc., The Rouse Company, and US Airways Group, Inc.
-------------------------------------------------------------------------------
John G. Schreiber            Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                   a real estate investment company; Senior Advisor
1994                         and Partner, Blackstone Real Estate Advisors, L.P.;
                             Director, AMLI Residential Properties Trust, Host
                             Marriott Corp., and The Rouse Company
-------------------------------------------------------------------------------
Hubert D. Vos                Owner/President, Stonington Capital Corp., a
(8/2/33)                     private investment company
2001
-------------------------------------------------------------------------------
Paul M. Wythes               Founding Partner, Sutter Hill Ventures, a
(6/23/33)                    venture capital limited partnership, providing
2001                         equity capital to young high-technology companies
                             throughout the United States; Director, Teltone
                             Corp. T. Rowe Price Prime Reserve Portfolio
-------------------------------------------------------------------------------
*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. Rowe Price Prime Reserve Portfolio

Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price     Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]         Directorships of Other Public Companies
-------------------------------------------------------------------------------
William T. Reynolds          Director and Vice President, T. Rowe Price
(5/26/48)                    and T. Rowe Price Group, Inc.; Director,
1997                         T. Rowe Price Global Asset Management Limited
[37]
-------------------------------------------------------------------------------
James S. Riepe               Director and Vice President, T. Rowe Price;
(6/25/43)                    Vice Chairman of the Board, Director, and
1994                         Vice President, T. Rowe Price Group, Inc.;
[105]                        Chairman of the Board and Director, T. Rowe Price
                             Global Asset Management Limited, T. Rowe Price
                             Investment Services, Inc., T. Rowe Price Retirement
                             Plan Services, Inc., and T. Rowe Price Services,
                             Inc.; Chairman of the Board, Director, President,
                             and Trust Officer, T. Rowe Price Trust Company;
                             Director, T. Rowe Price International, Inc., and T.
                             Rowe Price Global Investment Services Limited;
                             Chairman of the Board, Fixed Income Series
-------------------------------------------------------------------------------
M. David Testa               Chief Investment Officer, Director, and
(4/22/44)                    Vice President, T. Rowe Price; Vice Chairman
1997                         of the Board, Chief Investment Officer,
[105]                        Director, and Vice President, T. Rowe Price Group,
                             Inc.; Director, T. Rowe Price Global Asset
                             Management Limited, T. Rowe Price Global Investment
                             Services Limited, and T. Rowe Price International,
                             Inc.; Director and Vice President, T. Rowe Price
                             Trust Company
-------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.

Officers

Name (Date of Birth)
Title and Fund(s) Served                 Principal Occupation(s)
-------------------------------------------------------------------------------
Steven G. Brooks (8/5/54)                Vice President, T. Rowe Price and
Vice President, Fixed Income Series      T. Rowe Price Group, Inc.
_______________________________________________________________________________
Brian E. Burns (10/6/60)                 Assistant Vice President, T.
Rowe Price
Vice President, Fixed Income Series
_______________________________________________________________________________
Jennifer A. Callaghan (5/6/69)           Assistant Vice President, T. Rowe Price
Vice President, Fixed Income Series
_______________________________________________________________________________
Joseph A. Carrier (12/30/60)             Vice President, T. Rowe Price, T. Rowe
Treasurer, Fixed Income Series           Price Group, Inc., and T. Rowe Price
                                         Investment Services, Inc.
_______________________________________________________________________________
Patrick S. Cassidy (8/27/64)             Vice President, T. Rowe Price and
Vice President, Fixed Income Series      T. Rowe Price Group, Inc.
_______________________________________________________________________________
Mark S. Finn (1/14/63)                   Vice President, T. Rowe Price
Vice President, Fixed Income Series
_______________________________________________________________________________
Alisa Fiumara (2/7/74)                   Employee, T. Rowe Price; formerly
Vice President, Fixed Income Series      Associate Analyst, Legg Mason (to 2000)

_______________________________________________________________________________
Charles B. Hill (9/22/61)                Vice President, T. Rowe Price and
Vice President, Fixed Income Series      T. Rowe Price Group, Inc.
-------------------------------------------------------------------------------

T. Rowe Price Prime Reserve Portfolio

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served                 Principal Occupation(s)
_______________________________________________________________________________
Henry H. Hopkins (12/23/42)            Director and Vice President, T. Rowe
Vice President, Fixed Income Series    Price Group, Inc., T. Rowe Price
                                       Investment Services, Inc., T. Rowe Price
                                       Services, Inc., and T. Rowe Price Trust
                                       Company; Vice President, T. Rowe Price,
                                       T. Rowe Price International, Inc., and T.
                                       Rowe Price Retirement Plan Services, Inc.
_______________________________________________________________________________
Alan D. Levenson (7/17/58)             Vice President, T. Rowe Price and T.
Vice President, Fixed Income Series    Rowe Price Group, Inc.; formerly Senior
                                       Vice President and Director of Research,
                                       Aubrey G. Lanston & Co., Inc.
_______________________________________________________________________________
Patricia B. Lippert (1/12/53)          Assistant Vice President, T. Rowe
Secretary, Fixed Income Series         Price and T. Rowe Price Investment
                                       Services, Inc.
_______________________________________________________________________________
Joseph K. Lynagh, CFA (6/9/58)         Vice President, T. Rowe Price and
Vice President, Fixed Income Series    T. Rowe Price Group, Inc.
_______________________________________________________________________________
James M. McDonald (9/29/49)            Vice President, T. Rowe Price,
Executive Vice President,              T. Rowe Price Group, Inc., and
Fixed Income Series                    T. Rowe Price Trust Company
_______________________________________________________________________________
Cheryl A. Mickel (1/11/67)             Vice President, T. Rowe Price and
Vice President, Fixed Income Series    T. Rowe Price Group, Inc.
_______________________________________________________________________________
David S. Middleton (1/18/56)           Vice President, T. Rowe Price,
Controller, Fixed Income Series        T. Rowe Price Group, Inc., and T. Rowe
                                       Price Trust Company
_______________________________________________________________________________
Mary J. Miller (7/19/55)               Vice President, T. Rowe Price and
Vice President, Fixed Income Series    T. Rowe Price Group, Inc.
_______________________________________________________________________________
Joan R. Potee (11/23/47)               Vice President, T. Rowe Price and
Vice President, Fixed Income Series    T. Rowe Price Group, Inc.
_______________________________________________________________________________
Robert M. Rubino (8/2/53)              Vice President, T. Rowe Price and
Vice President, Fixed Income Series    T. Rowe Price Group, Inc.
_______________________________________________________________________________
Mark J. Vaselkiv (7/22/58)             Vice President, T. Rowe Price and
Vice President, Fixed Income Series    T. Rowe Price Group, Inc.
_______________________________________________________________________________
Lea C. Ward (6/5/68)                   Assistant Vice President, T.Rowe
Vice President, Fixed Income Series    Price; formerly Customer Finance Analyst,
                                       Lucent Technologies (to 2000)
_______________________________________________________________________________
Edward A. Wiese CFA (4/12/59)          Vice President, T. Rowe Price, T.
President, Fixed Income Series         Rowe Price Group, Inc., and T. Rowe
                                       Price Trust Company; Vice President,
                                       Director, and Chief Investment Officer,
                                       T. Rowe Price Savings Bank
_______________________________________________________________________________
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

29362
TRP658 (2/03)
K15-069 12/31/02